UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021 (July 29, 2021)

XERIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38536	20-3352427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 N. LaSalle Street, Suite 1600

Chicago, Illinois 60601

(Address of principal executive offices, including zip code)

(844) 445-5704

(Registrant’s telephone number, including area code)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XERS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 29, 2021 Xeris Pharmaceuticals, Inc. (“Xeris”) issued an announcement (the “Rule 2.10 Announcement”) in accordance with Rule 2.10 of the Irish Takeover Panel Act, 1997, Takeover Rules 2013 that, as of the close of business on July 28, 2021, Xeris’ issued share capital, excluding treasury shares, is comprised of 66,497,370 shares of common stock with a par value of $0.0001 per share. A copy of the Rule 2.10 Announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Proposed Transaction (as defined below), the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Proposed Transaction will be made solely by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Xeris Biopharma Holdings, Inc. (“Xeris Biopharma Holdings”) has filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes the joint proxy statement of Strongbridge and Xeris and that also constitutes a prospectus with respect to the shares of Xeris Biopharma Holdings to be issued pursuant to the proposed acquisition by Xeris and Xeris Biopharma Holdings of the entire issued and to be issued ordinary share capital of Strongbridge Biopharma plc (“Strongbridge”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 and a capital reduction under Sections 84 to 86 of the Act (such acquisition, the “Proposed Transaction”). The joint proxy statement also contains the transaction agreement describing the terms and conditions of the Proposed Transaction, as well as further information relating to the implementation of the Proposed Transaction, notices of the Xeris shareholder meeting and the Strongbridge shareholder meetings and information on the Xeris Biopharma Holdings shares. Xeris and Strongbridge have filed and may also file other documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the joint proxy statement or any other document which Xeris, Xeris Biopharma Holdings or Strongbridge has filed or may file with the SEC.

The joint proxy statement, as well as Xeris’ and Strongbridge’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Xeris’ filings, at Xeris’ website at www.xerispharma.com.

INVESTORS, XERIS SHAREHOLDERS AND STRONGBRIDGE SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND RELATED MATTERS.

Any decision in respect of the resolutions to be proposed at the Xeris shareholder meeting or any decision in respect of, or other response to, the Proposed Transaction, should be made only on the basis of the information contained in the joint proxy statement.

PARTICIPANTS IN THE SOLICITATION

Xeris, Xeris Biopharma Holdings, Strongbridge and their respective directors and executive officers and employees may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders in connection with the Proposed Transaction, including a description of their direct or indirect interests in the Proposed Transaction, which may be different from those of Xeris shareholders or Strongbridge shareholders generally, by security holdings or otherwise, will be set forth in the joint proxy statement (which will contain the Scheme Document) and any other relevant documents that are filed or will be filed with the SEC relating to the Proposed Transaction. Information about Xeris’ directors and executive officers is contained in Xeris’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 9, 2021, its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on July 28, 2021. Information regarding Strongbridge’s directors and executive officers is contained in Strongbridge’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 3, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 14, 2021.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Rule 2.10 Announcement, dated July 29, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2021	Xeris Pharmaceuticals, Inc.

	By:	/s/ Steven Pieper
Steven Pieper
Chief Financial Officer